UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2009

Standard Parking Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50796	16-1171179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600
Chicago, Illinois		60611
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (312) 274-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K for Standard Parking Corporation dated June 17, 2009 and filed with the Securities and Exchange Commission on June 18, 2009 to add an additional exhibit, the Third Amended and Restated Bylaws of Standard Parking Corporation dated June 17, 2009.

Item 9.01. Financial Statements and Exhibits.

Exhibit 3.1.                                       Third Amended and Restated Bylaws of Standard Parking Corporation dated June 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation

Date: June 22, 2009	/s/ G. MARC BAUMANN
G. Marc Baumann
Chief Financial Officer